SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 7, 2000
                                                 -------------------

                        RESERVE INDUSTRIES CORPORATION
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            (Exact name of registrant as specified in its charter)

                                NEW MEXICO
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               (State or other jurisdiction of incorporation)


       0-3492                                      85-0128783
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(Commission File Number)              (IRS Employer Identification Number)


20 First Plaza, Suite 308, Albuquerque, New Mexico                87102
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:      (505) 247-2384
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                                No Change
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           (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

Rossborough Manufacturing Co. L.P. (Rossborough), in which the Registrant has a 44% interest, has signed a letter of intent with Carbon/Graphite Group Inc.
(CGGI) and non ferrum Metallpulver Gesellschaft M. B. H. & Co. (non ferrum) to sell certain assets. CGGI and non ferrum are planning to form a 50/50 joint venture that will become an integrated domestic supplier to the steel industry with a presence in many foreign markets.

CGGI will contribute its calcium carbide business net assets and debt to the venture and non ferrum will contribute cash. The new venture will then purchase certain of Rossborough's assets pertaining to its steel customers, and it will also purchase the assets of another company. Because of the complexity of combining four business interests, securing financing, and the related corporate and government approvals, the transaction may take some time to complete. The new venture expects the transaction to close by July 31, 2000.

If the transaction goes forward, Rossborough will still have other operating entities not related to the steel industry, which it intends to continue to operate.

The letter of intent is subject to the negotiation and execution of definitive agreements and other conditions.

Forward-Looking Statements. This release contains "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" are statements such as those contained in projections, plans, objectives, estimates, statements of future economic performance, and assumptions related to any of the forgoing, and may be identified by the use of forward-looking terminology, such as "may", "expect", "anticipate", "estimate", "goal", "continued", or other comparable terminology. By their very nature, forward-looking statements are subject to known and unknown risks and uncertainties relating to the Company's future performance that may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied in such "forward-looking statements".

                               SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Reserve Industries Corporation
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                                                    (Registrant)


Date          March 7, 2000       	         /s/ William J. Melfi
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                                            William J. Melfi
                                            Vice President Finance &
                                            Administration

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